First Investors Global Fund		Ticker Symbols
Summary Prospectus	January 31, 2018	Class A: FIISX
Class B: FIBGX
Advisor Class: FIITX
Institutional Class: FIIUX
Supplemented as of June 1, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find this and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, at www.foresters.com/prospectuses. You can also get this information at no cost by calling 1(800)423-4026 or by e-mailing investorservices@foresters.com. The Fund’s prospectus and SAI, dated January 31, 2018, as each may be amended or supplemented, and the financial statements in the annual report to shareholders, dated September 30, 2017, are incorporated herein by reference.

Investment Objective: The Fund seeks long-term capital growth.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $50,000 in certain classes of shares of certain First Investors Funds. More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 226 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-60 of the Fund’s SAI. You may be required to pay a commission to your financial intermediary for Institutional Class shares purchased through them. Such commissions are not reflected in the tables or the Example below.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Advisor Class	Institutional Class
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.24%	0.34%	0.14%	0.10%
Total Annual Fund Operating Expenses	1.49%	2.29%	1.09%	1.05%
Fee Waiver[2]	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver	1.44%	2.24%	1.04%	1.00%
1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
2. The Adviser has contractually agreed to waive the Management Fees of the Fund until at least June 1, 2019 to the extent that the Management Fees exceeds .90% of the Fund’s average daily net assets. The fee waiver may be terminated or amended prior to June 1, 2019, only with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver arrangement through June 1, 2019). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$713	$1,014	$1,337	$2,248
Class B shares	$627	$1,011	$1,421	$2,421
Advisor Class shares	$106	$342	$596	$1,324
Institutional Class shares	$102	$329	$575	$1,278

You would pay the following expenses on Class B shares if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class B shares	$227	$711	$1,221	$2,421

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests in a diversified portfolio of common stocks of companies that are located throughout the world, including the United States. Although the Fund primarily invests in stocks of U.S. and foreign companies that are considered large to medium in size (measured by market capitalization) and that are traded in larger or more established markets, it may invest a significant amount in less-developed or emerging markets. The Fund may also invest (to a lesser degree) in smaller size companies. At times the Fund may invest in forward foreign currency contracts in order to hedge against the currency exposure resulting from its investments in foreign securities, but it may choose not to for a variety of reasons, even under very volatile market conditions.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: profitability; return on invested capital; relative valuation; risk/return profile; quality of assets; industry  structure/dynamics; hidden or unappreciated value; and/or quality of management. Once potential investments are identified, the Fund constructs its portfolio based on many factors including: (1) regional and country allocation; (2) industry and sector allocation; (3) company size; and (4) in the case of foreign securities, foreign currency exposure and the risks of trading and maintaining securities and cash in foreign countries.

A stock may be sold if, in the portfolio manager’s opinion: its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; or it experiences excessive valuations.

The Fund may engage in active and frequent trading, which may result in high portfolio turnover.

Principal Risks: You can lose money by investing in the Fund. There is no guarantee that the Fund will meet its investment objective. Here are the principal risks of investing in the Fund:

Derivatives Risk. To the extent the Fund invests in forward foreign currency contracts it is exposed to a number of risks, such as possible default by the counterparty to the transaction, incorrect judgment by the portfolio manager as to certain market movements and the potential of greater losses than if this technique had not been used. These investments can also increase the volatility of the Fund’s share price and expose it to significant additional costs. Derivatives may be difficult to sell, unwind or value.

Emerging Markets Risk. The risks of investing in foreign securities are heightened when investing in emerging or developing markets. The economies and political environments of emerging or developing countries tend to be more unstable, resulting in more volatile rates of returns than developed markets and substantially greater risk.

Foreign Securities Risk. There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions.

High Portfolio Turnover Risk. High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.

Liquidity Risk. Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. This risk is particularly acute in the case of foreign securities that are traded in smaller, less- developed or emerging markets.

Market Risk. Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Mid-Size and Small-Size Company Risk. The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations. At times, it may be difficult to sell mid-to-small-size company stocks at reasonable prices.

Security Selection Risk. Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.foresters.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 19.46% (for the quarter ended June 30, 2009) and the lowest quarterly return was -21.05% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years	Life of Class (If less than 5 yrs)*
Class A Shares
(Return Before Taxes)	16.55%	9.67%	3.80%	--
(Return After Taxes on Distributions)	13.87%	7.77%	2.87%	--
(Return After Taxes on Distributions and Sale of Fund Shares)	10.46%	6.91%	2.65%	--
Class B Shares (Return Before Taxes)	18.66%	9.81%	4.00%	--
Advisor Class Shares (Return Before Taxes)	24.23%	--	--	10.83%
Institutional Class Shares (Return Before Taxes)	24.13%	--	--	10.92%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	24.62%	11.40%	5.22%	10.53%
* The average annual total returns shown for Advisor Class and Institutional Class shares are for the period since their commencement on 04/1/13.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Wellington Management Company LLP (“Wellington Management”) serves as subadviser of the Fund.

Portfolio Manager: The Fund is primarily managed by Nicolas M. Choumenkovitch, Senior Managing Director and Equity Portfolio Manager of Wellington Management, who has served as a Portfolio Manager for the Fund since 2007 and has been involved in portfolio management and securities analysis for the Fund since 2000, and by Tara Connolly Stilwell, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management,

who has been involved in portfolio management and securities analysis for the Fund since 2010.

Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800)423-4026. The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000. The minimum initial purchase for Institutional Class shares is $2,000,000. The minimum initial purchase  is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax- deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company. FFS representatives receive compensation for selling the Funds. The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds. These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds. For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit Foresters Financial’s or your financial intermediary’s website.

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